                              SERVICING CERTIFICATE                       PAGE 5
--------------------------------------------------------------------------------

      MLCC Mortgage Investors, Inc.
      SENIOR/SUBORDINATE MORTGAGE PASS-                                      Current Collection Period:  01-Dec-96 to 31-Dec-96
      THROUGH CERTIFICATES, SERIES 1996C                                     P & S Agreement Date:                    01-Aug-96


      Pass-Through Rates Current Distribution:                                                                         Current
                                                                                                                    ------------
      Class A Certificates, Series 1996C     LIBOR + 0.38%         6.00500%  Original Closing Date:                   16-Sep-96
      Class B Certificates, Series 1996C     LIBOR + 1.25%         6.87500%  Distribution Date:                       15-Jan-97
                                                                             Days in Accrual Period                          31
                                                                                                                      15-Dec-96
                                                                                                                      14-Jan-97

                          Weighted Avg Mtg Rate (WAC)              7.52815%
      LIBOR  5.62500%     Weighted Avg Net Mtg Rate (Alt. Rate)    7.14815%

      --------------------------------------------------------------------------------------------------------------------------

    1      Beginning Pool Principal Balance                                                                      314,204,866.91
    2      Beginning Pool Balance Factor                                                                             97.173465%
      --------------------------------------------------------------------------------------------------------------------------

    3      Beginning Class A Principal Balance                                                                   309,354,701.91
    4      Beginning Class B Principal Balance                                                                     4,850,165.00
      --------------------------------------------------------------------------------------------------------------------------

    5      Aggregate of all Monthly Principal Payments                                           (P&S 5.08i   )            0.00
    6      Aggregate of all Principal Prepayments Received                                       (P&S 5.08i   )    7,810,424.10
    7      Aggregate of any Net Liquidation Proceeds Received                                    (P&S 5.08iii )            0.00
    8      Aggregate of any Insurance Proceeds Received                                          (P&S 5.08iv  )            0.00
    9      Aggregate of any Awards or Settlements From Condemnation Proceedings                  (P&S 5.08v   )            0.00
   10      Aggregate of any Proceeds From Repurchased Mortgage Loans                             (P&S 5.08vi  )            0.00
   11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                      (P&S 5.08vii )            0.00
   12      Aggregate of any Revenues From Foreclosure or Deed Net of any
           Advances                                                                             (P&S 5.08viii )            0.00
   13      Current Principal Advances                                                                                      0.00
   14      Current Servicer Principal Reimbursements                                                                       0.00
   15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                   7,810,424.10
   16      Unrecovered Principal Amounts (Liquidation Loss)                                                                0.00
   17      Aggregate of all Interest Payments Received                                           (P&S 5.08ii  )    2,005,409.39
   18      Current Servicing Fee                                                                 (P&S 5.08ii  )       25,787.71
   19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii )     (34,257.67)
   19 i.   Current Servicer Interest Advance (Recovery)                                                             (34,257.67)
   20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                       0.00
   21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                    7,810,424.10
   22      Total Interest Available For Distribution (17-18+19i)                                                   1,945,364.01
   23      Total Funds Available For Distribution (15+22)                                                          9,755,788.11

           ---------------------------------------------------------------------------------------------------------------------
   24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                  7,810,424.10
           ---------------------------------------------------------------------------------------------------------------------
                                                                                  WATERFALL
   25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                     (P&S 6.02i   )          98.46%
      ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                                0.00
      iii. Class A Prepayment Percentage                                                                                100.00%
      iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                     7,810,424.10
      v.   Class A Total Distribution Allocable to Principal                          2                            7,810,424.10
      vi.  Class A Recovered Principal Amount                                                                              0.00
      vii  Class A Unrecovered Principal Amount                                       7                                    0.00

   26 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii.
           or 23)                                                                     1          (P&S 6.02ii  )    1,599,664.57
      ii.  Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                        (P&S 6.02ii  )    1,599,664.57
      iii. Class A Current Interest  (pass-through rate x A's upb)                               (P&S 6.02ii  )    1,599,664.57
      iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                         (P&S 6.02iii  )            0.00

      v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                         (P&S 6.02iii  )            0.00
      vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
           0: min of 26i. and 26iv.)                                                            (P&S 6.02iii  )            0.00
      viii.Class A Interest Shortfall  (26ii. - 26i.)                                           (P&S 6.02iii  )            0.00
      --------------------------------------------------------------------------------------------------------------------------

   27 i    Current Certificate Insurance Premium                                      3                               34,038.86
      ii.  Reimbursement Amount                                                       4          (P&S 6.02vi  )            0.00
      iii. Total Amount to Certificate Insurer                                                                        34,038.86
      --------------------------------------------------------------------------------------------------------------------------

   28 i    Subordinated Percentage                                                               (P&S 6.02i   )           1.54%
      ii   Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                          0.00
      iii. Subordinated Prepayment Percentage                                                                             0.00%
      iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                             0.00
      v.   Class B Total Distribution Allocable to Principal                          8                                    0.00
      vi.  Class B Recovered Loss Amount                                              9                                    0.00
      vii  Class B Unrecovered Loss Amount                                                                                 0.00

   29 i    Class B Total Distribution Allocable to Interest                           6          (P&S 6.02ii  )       28,713.65
      ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                       (P&S 6.02ii  )       28,713.65
      iii. Class B Current Interest (pass-through rate x B's upb)                               (P&S 6.02iii  )       28,713.65
      iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                         (P&S 6.02iii  )            0.00

      v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
      vi.  Class A Unpaid Interest Shortfall included in 26i.  (when 29iii. >
           0: min of 29i. and 29iv.)                                                                                       0.00
      viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                      0.00
      --------------------------------------------------------------------------------------------------------------------------

   30 i.   Cumulative Master Servicer Advanced Interest                                          (P&S 6.02v   )    1,077,738.13
      ii.  Cumulative Master Servicer Advanced Principal                                                                   0.00
      --------------------------------------------------------------------------------------------------------------------------

   31 i.   Beginning Reserve Fund Balance                                                         (P&S 6.06   )      250,000.00
      ii.  Current Reserve Fund Deposit                                               5                                    0.00
      iii  Current Reserve Fund Advances                                                                                   0.00
      iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                  250,000.00
      --------------------------------------------------------------------------------------------------------------------------

   32 i.   Available Excess Interest                                                                                 282,946.93
      ii.  Distribution Account Shortfall                                                         (P&S 6.02xvi)            0.00
      iii  Class R Distribution Amount For Such Distribution Date                     10                             282,946.93
      --------------------------------------------------------------------------------------------------------------------------

   33 i.   Ending Pool Principal Balance                                                          (P&S 6.02vii)  306,394,442.81
      ii.  Ending Pool Balance Factor                                                                                94.757952%
      --------------------------------------------------------------------------------------------------------------------------

   34      Ending Class A Principal Balance                                                                      301,544,277.81
   35      Ending Class B Principal Balance                                                                        4,850,165.00
      ==========================================================================================================================

                         STATEMENT TO CERTIFICATEHOLDERS                  PAGE 6
--------------------------------------------------------------------------------

      MLCC Mortgage Investors, Inc.
      Senior/Subordinate Mortgage Pass-                                      Current Collection Period:  01-Dec-96 to 31-Dec-96
      Through Certificates, Series 1996C

      Pass-Through Rates Current Distribution:                                        LIBOR=             5.6250%
      Class A Certificates, Series 1996C     LIBOR + 0.38%         6.00500%  Original Closing Date:                   16-Sep-96
      Class B Certificates, Series 1996C     LIBOR + 1.25%         6.87500%  Distribution Date:                       15-Jan-97

                     Weighted Avg Net Mtg Rate (Alt. Rate)         7.14815%

      ==========================================================================================================================

    1 i.   Class A Total Distribution Allocable to Principal                                                          24.522976
      ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                            0.000000
      iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                        24.522976
      iv   Class A Recovered Principal Amount                                                                          0.000000
      v    Class A Unrecovered Principal Amount                                                                        0.000000

    2 i.   Class A Total Distribution Allocable to Interest  (min of: 26ii. or
           23)                                                                                                         5.022587
      ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                5.022587
      iii. Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. >
           0: min of 26i. and 26iv.)                                                                                   0.000000
      iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                0.000000

      ==========================================================================================================================

    3 i.   Class B Total Distribution Allocable to Principal                                                           0.000000
      ii.  Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                      0.000000
      iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                         0.000000
      iv   Class B Recovered Loss Amount                                                                               0.000000
      v    Class B Unrecovered Loss Amount                                                                             0.000000

    4 i.   Class B Total Distribution Allocable to Interest                                                            5.920139
      ii.  Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                             5.920139
      iii. Class B Current Interest (pass-through rate x B's upb)                                                      5.920139
      iv   Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                                0.000000
      ==========================================================================================================================

    5      Ending Pool Principal Balance                                                                         306,394,442.81
    6      Ending Pool Balance Factor                                                                                94.757952%

    7      Ending Class A Principal Balance                                                                      301,544,277.81
    8      Ending Class B Principal Balance                                                                        4,850,165.00
      ==========================================================================================================================

    9 i.   Current Master Servicer Advanced (Recovered) Interest                                                    (34,257.67)
      ii.  Current Master Servicer Advanced (Recovered) Principal                                                          0.00
      iii. Current Trustee Advanced Interest                                                                               0.00
      iv   Current Trustee Advanced Principal                                                                              0.00
      v    Additional Servicing Compensation                                                     (P&S 6.02ix  )            0.00
      vi   Amount of Servicing Advances Paid by Master Servicer                                  (P&S 6.02 x  )            0.00
      vii  Formula Principal Amount & Unrecovered Principal Amounts                              (P&S 6.02iv  )            0.00
      viii Amount of Delinquencies of Mortgage Loans                                                                  21,798.11
      ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE: 15-JAN-97                                                     0.00000%
      x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE: 15-JAN-97                                                     0.00000%
      ==========================================================================================================================

   10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                                  9
      ii   Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                 2,953,257.52
   11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                                  2
      ii   Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                   275,033.36
   12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                                0
      ii   Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                       0.00
   13 i    Number of Mortgage Loans in Foreclosure                                                                            0
      ii   Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

   14      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
   15      Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                       (P&S 6.02xiii)            0.00
      ==========================================================================================================================